UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (Date of earliest event reported)     December 7, 2004
                                                     ---------------------------

                        Parametric Technology Corporation
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             (Exact Name of Registrant as Specified in Its Charter)

                                  Massachusetts
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                 (State or Other Jurisdiction of Incorporation)

        0-18059                                           04-2866152
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(Commission File Number)                       (IRS Employer Identification No.)

           140 Kendrick Street
         Needham, Massachusetts                           02494-2714
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(Address of Principal Executive Offices)                  (Zip Code)

                                 (781) 370-5000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                Section 1 - Registrant's Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement

Amendment of Executive Incentive Performance Plan for Fiscal 2005. On December 7, 2004, the Compensation Committee of the Company's Board of Directors revised certain terms of the 2005 fiscal year incentive performance plan for executive officers, including the Company's Chief Executive Officer, which was adopted on October 4, 2004. The executive officers designated to participate in the plan are: C. Richard Harrison, Chief Executive Officer & President, Barry F. Cohen, Executive Vice President, Strategic Services & Partners, Paul J. Cunningham, Executive Vice President, Sales, Anthony DiBona, Executive Vice President, Global Maintenance Support, James E. Heppelmann, Executive Vice President, Software Solutions and Chief Technology Officer, Cornelius F. Moses, Executive Vice President and Chief Financial Officer, and Aaron C. von Staats, Senior Vice President, General Counsel.

Under the revised plan, the Committee determined that, as a condition to paying any bonus under the plan, the Company must meet designated minimum revenue and operating margin thresholds (the "Minimum Performance Gate"), whereupon the officers would receive 50% of their target bonuses. The Minimum Performance Gate under the revised plan is unchanged from the "Target Performance Metric" approved in October.

In the event the Minimum Performance Gate is achieved, eligibility for payment of the second 50% of an officer's respective target bonus will be determined differently for two groups of officers. For the Chief Executive Officer, the Chief Technology Officer, the Chief Financial Officer and the General Counsel, payment of any portion of the second 50% of the target bonus would be contingent upon the Company meeting a designated performance goal measured by a revenue metric (the "Second Performance Gate"). For the Executive Vice President, Worldwide Sales, the Executive Vice President, Global Maintenance Support and the Executive Vice President, Strategic Services and Partners, payment of any portion of the second 50% of the officer's respective target bonus will be contingent upon the Company meeting both the Second Performance Gate and the officer's particular division meeting one or more additional revenue thresholds ("the Divisional Performance Gate").

The portion of the second 50% of the target bonus that is payable would increase proportionately based on the Company's total revenues for fiscal year 2005, with the full 50% being payable upon the Company attaining a "Target Revenue Level".

In order to provide an additional performance incentive, if the Company exceeds the Second Performance Gate and revenue exceeds the Target Revenue Level, each officer would become eligible for an additional bonus of up to 50% of the officer's respective target bonus (the "Upside Bonus"). This Upside Bonus would also increase proportionately based on the Company's total revenues above the Target Revenue Level.

The aggregate of the target bonuses for the seven executive officers remains unchanged at $2,275,000. The aggregate of the Upside Bonuses that may be paid under the plan remains unchanged at $1,137,500 (i.e. 50% of the aggregate target bonus).





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Parametric Technology Corporation



Date: December 13, 2004             By:  /s/ Aaron C. von Staats
                                       -----------------------------------------
                                        Aaron C. von Staats
                                        Senior Vice President, General Counsel